ALEXCO ACQUISITION America’s Largest Silver Miner To Become Canada’s Largest July 5, 2022 RESPONSIBLE. SAFE. INNOVATIVE. Exhibit 99.2

CAUTIONARY STATEMENTS RESPONSIBLE. SAFE. INNOVATIVE. l Cautionary Statement Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws, including Canadian securities laws. When a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition and often contain words such as “anticipate,” “intend,” “plan,” “will,” “could,” “would,” “estimate,” “should,” “expect,” “believe,” “project,” “target,” “indicative,” “preliminary,” “potential” and similar expressions. Forward-looking statements in this news release may include, without limitation statements or information regarding the (i) completion of Hecla’s acquisition of Alexco and that it will close in the third quarter, (ii) the termination of WPM’s stream on the Keno Hill project, (iii) the listed “benefits to Hecla shareholders,” (iv) the listed “benefits to Alexco shareholders,” and (v) that Hecla has the organizational expertise and financial strength to build Keno Hill to the level and capacity required, while being able to continue to invest in exploration across the district. The material factors or assumptions used to develop such forward-looking statements or forward-looking information include that the Company’s plans for development and production will proceed as expected and will not require revision as a result of risks or uncertainties, whether known, unknown or unanticipated, to which the Company’s operations are subject. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect, which could cause actual results to differ from forward-looking statements. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of the Company’s projects being consistent with current expectations and mine plans; (iii) political/regulatory developments in any jurisdiction in which the Company operates being consistent with its current expectations; (iv) the exchange rate for the USD/CAD and USD/MXN, being approximately consistent with current levels; (v) certain price assumptions for gold, silver, lead and zinc; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of our current mineral reserve and mineral resource estimates; (viii) the Company’s plans for development and production will proceed as expected and will not require revision as a result of risks or uncertainties, whether known, unknown or unanticipated; (ix) counterparties performing their obligations under hedging instruments and put option contracts; (x) sufficient workforce is available and trained to perform assigned tasks; (xi) weather patterns and rain/snowfall within normal seasonal ranges so as not to impact operations; (xii) relations with interested parties, including Native Americans, remain productive; (xiii) economic terms can be reached with third-party mill operators who have capacity to process our ore; (xiv) maintaining availability of water rights; (xv) factors do not arise that reduce available cash balances; and (xvi) there being no material increases in our current requirements to post or maintain reclamation and performance bonds or collateral related thereto. In addition, material risks that could cause actual results to differ from forward-looking statements include, but are not limited to: (i) gold, silver and other metals price volatility; (ii) operating risks; (iii) currency fluctuations; (iv) increased production costs and variances in ore grade or recovery rates from those assumed in mining plans; (v) community relations; (vi) conflict resolution and outcome of projects or oppositions; (vii) litigation, political, regulatory, labor and environmental risks; (viii) exploration risks and results, including that mineral resources are not mineral reserves, they do not have demonstrated economic viability and there is no certainty that they can be upgraded to mineral reserves through continued exploration; (ix) the failure of counterparties to perform their obligations under hedging instruments; (x) we take a material impairment charge on our Nevada operations; (xi) we are unable to remain in compliance with all terms of the credit agreement in order to maintain continued access to the revolver, and (xii) we are unable to refinance the maturing senior notes. For a more detailed discussion of such risks and other factors, see the Company’s 2021 Form 10-K, filed on February 23, 2022, with the Securities and Exchange Commission (SEC), as well as the Company’s other SEC filings. The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk. Cautionary Statement to Investors on Reserves and Resources This news release uses the terms “mineral resources,” “measured mineral resources,” “indicated mineral resources” and “inferred mineral resources.” Mineral resources that are not mineral reserves do not have demonstrated economic viability. You should not assume that all or any part of measured or indicated mineral resources will ever be converted into mineral reserves. Further, inferred mineral resources have a great amount of uncertainty as to their existence and as to whether they can be mined legally or economically, and an inferred mineral resource may not be considered when assessing the economic viability of a mining project, and may not be converted to a mineral reserve. On October 31, 2018, the SEC adopted new mining disclosure rules (“S-K 1300”) that is more closely aligned with current industry and global regulatory practices and standards, including National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”) which Hecla complies with because it also is a “reporting issuer” under Canadian securities laws. While S-K 1300 is more closely aligned with NI 43-101 than the prior SEC mining disclosure rules, there are some differences. NI 43-101 is a rule developed by the Canadian Securities Administrators, which established standards for all public disclosure NI 43-101

CAUTIONARY STATEMENTS (cont’d) RESPONSIBLE. SAFE. INNOVATIVE. l Information About Each Company Information in this news release about Hecla has been provided by, and is the responsibility of, Hecla. For further information about Hecla, please refer to Hecla’s SEC filings, including its Annual Report on Form 10-K filed on February 22, 2022 and its filings with Canadian securities regulatory authorities under its issuer profile on SEDAR. Information in this news release about Alexco has been provided by, and is the responsibility of, Alexco. For further information about Alexco, please refer to Alexco’s filings, including its Annual Report on Form 40-F filed on March 21, 2022 and its filings with Canadian securities regulatory authorities under its issuer profile on SEDAR. Qualified Person (QP) Kurt D. Allen, MSc., CPG, VP - Exploration of Hecla Mining Company and Keith Blair, MSc., CPG, Chief Geologist of Hecla Limited, who serve as a Qualified Person under S-K 1300 and NI 43-101, supervised the preparation of the scientific and technical information concerning Hecla’s mineral projects in this presentation. Technical Report Summaries (each a “TRS”) for each of the Company’s material properties are filed as exhibits 96.1, 96.2 and 96.3 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and are available at www.sec.gov. Information regarding data verification, surveys and investigations, quality assurance program and quality control measures and a summary of analytical or testing procedures for the Greens Creek Mine are contained in its TRS and in a NI 43-101 technical report titled “Technical Report for the Greens Creek Mine” effective date December 31, 2018, and for the Lucky Friday Mine are contained in its TRS and in its technical report titled “Technical Report for the Lucky Friday Mine Shoshone County, Idaho, USA” effective date April 2, 2014, for Casa Berardi are contained in its TRS and in its technical report titled “Technical Report on the mineral resource and mineral reserve estimate for Casa Berardi Mine, Northwestern Quebec, Canada” effective date December 31, 2018 (the “Casa Berardi Technical Report”), and for the San Sebastian Mine, Mexico, are contained in a technical report prepared for Hecla titled “Technical Report for the San Sebastian Ag-Au Property, Durango, Mexico” effective date September 8, 2015. Also included in each TRS and the four technical reports is a description of the key assumptions, parameters and methods used to estimate mineral reserves and resources and a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, socio-political, marketing, or other relevant factors. Information regarding data verification, surveys and investigations, quality assurance program and quality control measures and a summary of sample, analytical or testing procedures for the Fire Creek Mine are contained in a technical report prepared for Klondex Mines, dated March 31, 2018; the Hollister Mine dated May 31, 2017, amended August 9, 2017; and the Midas Mine dated August 31, 2014, amended April 2, 2015. Copies of these technical reports are available under Hecla’s and Klondex’s profiles on SEDAR at www.sedar.com. Mr. Allen and Mr. Blair reviewed and verified information regarding drill sampling, data verification of all digitally collected data, drill surveys and specific gravity determinations relating to all the mines. The review encompassed quality assurance programs and quality control measures including analytical or testing practice, chain-of-custody procedures, sample storage procedures and included independent sample collection and analysis. This review found the information and procedures meet industry standards and are adequate for Mineral Resource and Mineral Reserve estimation and mine planning purposes. The disclosure of all scientific and technical information in this presentation concerning Alexco’s mineral properties has been reviewed and approved Sebastien D. Tolgyesi, P.Eng., P.Geo. (Keno Hill Operations Manager, Alexco), who is a Qualified Person as defined by National Instrument 43-101 – Standards of Disclosure for Mineral Projects Additional Information About the Transaction and Where to Find it This material relates to Hecla’s proposed acquisition (the “Transaction”) of Alexco. Shares of Hecla’s common stock (the “Hecla Shares”) issued in connection with the proposed Transaction may be registered pursuant to a registration statement to be filed with the SEC or issued pursuant to an available exemption. This information is not a substitute for any registration statement or any other document that Hecla may file with the SEC or that it or Alexco may send to their respective shareholders in connection with the offer and/or issuance of Hecla Shares. Investors are urged to read any registration statement, if and when filed, and all other relevant documents that may be filed with the SEC or with Canadian regulatory authorities as and if they become available because they will contain important information about the issuance of Hecla Shares. Documents, if and when filed with the SEC, will be available free of charge at the SEC’s website (www.sec.gov) and under Hecla’s profile on the SEDAR website at www.sedar.com. You may also obtain these documents by contacting Hecla’s Investor Relations department at Hecla Mining Company; Investor Relations; 1-800-HECLA91 (1-800-432-5291); hmc-info@hecla-mining.com. This release does not constitute an offer to sell or the solicitation of an offer to buy any securities.   In connection with the proposed transaction, Alexco will file proxy soliciting materials with the SEC and/or Canadian regulatory authorities. The information contained in any such filing may not be complete and may be updated, amended or changed. SHAREHOLDERS ARE URGED TO READ SUCH MATERIALS WHEN AVAILABLE AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC AND/OR CANADIAN REGULATORY AUTHORITIES CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.   Proxy solicitation materials will be mailed to Alexco’s shareholders seeking their approval of the Transaction. Anyone may also obtain a copy of such materials free of charge once available by directing a request to: Alexco Resource Corp., Suite 1225, Two Bentall Centre, 555 Burrard Street, Box 216, Vancouver, British Columbia, V7X 1M9, Attention: Investor Relations or, Hecla Mining Company, 6500 N. Mineral Drive, Suite 200, Coeur d’Alene, ID 83815-9408; Investor Relations; 1-800-HECLA91 (1-800-432-5291). In addition, any relevant materials filed with the SEC will be available free of charge at the SEC’s website at www.sec.gov and under Alexco’s profile on the SEDAR website at www.sedar.com. Interested persons may also access copies of such documentation filed with the SEC by visiting Alexco’s website at www.alexcoresource.com. Participants in Solicitation Hecla, Alexco, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Hecla is set forth in its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on February 23, 2022, its proxy statement for its 2022 annual meeting of shareholders, which was filed with the SEC on April 12, 2022, and its Current Report on Form 8-K, which was filed with the SEC on May 27, 2022. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Hecla’s website at www.hecla-mining.com. Information about the directors and executive officers of Alexco is set forth in its Management Information Circular filed on SEDAR on May 5, 2022. This document may be obtained free of charge from SEDAR at www.sedar.com and Alexco’s website at www.alexcoresource.com. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Alexco information circular and other relevant materials to be filed on SEDAR and with the SEC when they become available. These documents may be obtained free of charge from SEDAR at www.sedar.com and the SEC’s website at www.sec.gov and Alexco’s website at www.alexcoresource.com.

Highly Prospective and Top-Rated Mining Jurisdiction Alignment in Environmental and Community Stewardship Increase Throughput and/or Lower Costs Long Mine Life ALEXCO KENO HILL SILVER DISTRICT ACQUISITION CONSISTENT WITH STRATEGIC DRIVERS RESPONSIBLE. SAFE. INNOVATIVE. l Among the World’s Highest-Grade Silver Deposits Infrastructure, No Significant Capital Outlay 88 Square Mile Land Package Significant Exploration Potential Achieves the 8 key factors that Hecla considers for internal and external investments

TRANSACTION SUMMARY RESPONSIBLE. SAFE. INNOVATIVE. l Transaction Structure Acquisition by Plan of Arrangement Unanimous approval by Alexco’s Special Committee and Board of Directors Consideration Alexco shareholders to receive 0.116 of one Hecla common share for each Alexco common share A 23% premium over the 5-day volume weighted average price Approvals & Conditions Approval of at least 66 2/3% of the votes cast by the holders of Alexco’s common shares and affected securityholders of Alexco voting as a single class Approval of a simple majority of the votes cast by Alexco shareholders excluding shares owned by Hecla Customary regulatory, stock exchange and court approvals Stream Agreement Termination of the Keno Hill silver stream in exchange for $135 million of Hecla shares Pro Forma Ownership Alexco and Wheaton Precious Metals will own approximately 3.0% and 5.6%, respectively, of Hecla Other Customary “non-solicit” and “right to match” provisions in favor of Hecla Termination fee of US$10 million Hecla currently owns 4.9% of Alexco’s issued and outstanding shares Hecla is providing Alexco with a US$30 million loan Hecla is buying 8,984,100 Alexco shares at C$0.50 per share for C$4,492,050, so ownership will be 9.9% of Alexco Expected Timing Transaction expected to close in Q3 2022

BENEFITS FOR ALEXCO SHAREHOLDERS RESPONSIBLE. SAFE. INNOVATIVE. l Acquisition enhances the future potential for Keno Hill Benefits for Alexco Shareholders Immediate up-front premium Access to immediate and non-dilutive financing Partners with United States’ largest silver producer Transition from a single asset and development risk to a diversified production base of long-lived mines Strong balance sheet to invest in Keno Hill and continue its history of resource expansion Hecla has strong trading liquidity and a broader capital markets presence Complementary ESG vision and track-record Hecla’s technical expertise in high-grade narrow vein silver mining positions Keno Hill to achieve its full potential Hecla’s organizational strength and strong balance sheet to build Keno Hill will unlock full value and allows for significant investment in exploration across the district Alignment in environmental and community stewardship offers a superior opportunity to the First Nation of Na-Cho Nyäk Dun and the wider Yukon community Maintains Alexco shareholders’ exposure to silver, while not adding any jurisdictional risk

Hecla became operator HECLA’S ABILITY TO UNLOCK VALUE RESPONSIBLE. SAFE. INNOVATIVE. l Hecla has shown innovation and continuous investment with its assets Greens Creek Since the acquisition of Greens Creek in 2008, Hecla has increased throughput by 15%, continued to extend mine life with significant investment in exploration Automation drive commenced in 2017 resulting in further efficiencies * Based on SK-1300 Report published on February 22, 2022 Lucky Friday Lucky Friday’s continuous improvement in reserves and production exemplifies Hecla’s track record of investment Best decade of the mine is ahead as increase in production is tied to increasing grades at depth Another feat of Hecla’s innovation is the Underhand Closed Bench (UCB) mining method, which improves safety and helps manage seismicity as the mine goes deeper and richer in grades Lucky Friday Silver Production (Million oz)

KENO HILL SILVER DISTRICT OVERVIEW RESPONSIBLE. SAFE. INNOVATIVE. l Historical Production of over 200 million ounces of silver at 40 oz Ag per ton HECTOR-CALUMET Property contains excellent exploration potential to host deposits similar in size and grade to the Hector-Calumet, Bermingham, or Flame and Moth deposits Numerous untested or poorly tested exploration targets occur throughout district BERMINGHAM

STRONG HISTORY OF RESOURCE GROWTH AT KENO HILL RESPONSIBLE. SAFE. INNOVATIVE. l Hecla’s reserves and resources have grown 4 times since 2004 Increase of Alexco’s Resources (2009 – 2021) Hecla: Silver Reserves, Measured & Indicated Resources Alexco reported a 43% expansion of the Bermingham Indicated Resource (Bermingham Deeps) to 47 Million ounces of Silver in January 2022 Total Resources (Indicated and Inferred) are 83 Million ounces of Silver (exclusive of Reserves) Total Reserves are 37.19 Million ounces of Silver, a 22% increase from the previous year Hecla has a strong history of reserves and resources growth Financial strength and flexibility to invest in Keno Hill

ACQUISITION HIGHLIGHTS RESPONSIBLE. SAFE. INNOVATIVE. l Consistent with strategy and expertise Among the World’s Highest-Grade Silver Deposits Aligned on Community and Environmental Stewardship Poised to Unlock Value at Keno Hill Significant Exploration Upside Highly Prospective and Top-Rated Mining Jurisdiction Ideal Portfolio Fit

Appendix RESPONSIBLE. SAFE. INNOVATIVE. l

ALEXCO RESERVES & RESOURCE SUMMARY RESPONSIBLE. SAFE. INNOVATIVE. l MINERAL RESERVES MINERAL RESOURCES

PROVEN & PROBABLE MINERAL RESERVES(1) RESPONSIBLE. SAFE. INNOVATIVE. l (On December 31, 2021 unless otherwise noted) Investors are cautioned that Reserves and Resources are as of December 31, 2021, and are dynamic during the year due to mining depletion, changing metal prices, changing costs or project economics, and new drill or mining information. These factors can impact Reserves and Resources either positively or negatively.

MEASURED AND INDICATED MINERAL RESOURCES RESPONSIBLE. SAFE. INNOVATIVE. l (On December 31, 2021 unless otherwise noted) Investors are cautioned that Reserves and Resources are as of December 31, 2021, and are dynamic during the year due to mining depletion, changing metal prices, changing costs or project economics, and new drill or mining information. These factors can impact Reserves and Resources either positively or negatively.

INFERRED MINERAL RESOURCES RESPONSIBLE. SAFE. INNOVATIVE. l (On December 31, 2021 unless otherwise noted) Investors are cautioned that Reserves and Resources are as of December 31, 2021, and are dynamic during the year due to mining depletion, changing metal prices, changing costs or project economics, and new drill or mining information. These factors can impact Reserves and Resources either positively or negatively.

MINERAL RESOURCES FOOTNOTES RESPONSIBLE. SAFE. INNOVATIVE. l (7) The term "mineral resources" means a concentration or occurrence of material of economic interest in or on the Earth's crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. A mineral resource is a reasonable estimate of mineralization, taking into account relevant factors such as cut-off grade, likely mining dimensions, location or continuity, that, with the assumed and justifiable technical and economic conditions, is likely to, in whole or in part, become economically extractable. It is not merely an inventory of all mineralization drilled or sampled. Resources are reported in accordance with Section 1300 of Regulation S-K of the Securities Act of 1933, as amended and NI 43-101. (8) The term "measured resources" means that part of a mineral resource for which quantity and grade or quality are estimated on the basis of conclusive geological evidence and sampling. The level of geological certainty associated with a measured mineral resource is sufficient to allow a qualified person to apply modifying factors, as defined in this section, in sufficient detail to support detailed mine planning and final evaluation of the economic viability of the deposit Because a measured mineral resource has a higher level of confidence than the level of confidence of either an indicated mineral resource or an inferred mineral resource, a measured mineral resource may be converted to a proven mineral reserve or to a probable mineral reserve. (9) The term "indicated resources" means that part of a mineral resource for which quantity and grade or quality are estimated on the basis of adequate geological evidence and sampling. The level of geological certainty associated with an indicated mineral resource is sufficient to allow a qualified person to apply modifying factors in sufficient detail to support mine planning and evaluation of the economic viability of the deposit. Because an indicated mineral resource has a lower level of confidence than the level of confidence of a measured mineral resource, an indicated mineral resource may only be converted to a probable mineral reserve. (10) The term "inferred resources" means that part of a mineral resource for which quantity and grade or quality are estimated on the basis of limited geological evidence and sampling. The level of geological uncertainty associated with an inferred mineral resource is too high to apply relevant technical and economic factors likely to influence the prospects of economic extraction in a manner useful for evaluation of economic viability. Because an inferred mineral resource has the lowest level of geological confidence of all mineral resources, which prevents the application of the modifying factors in a manner useful for evaluation of economic viability, an inferred mineral resource may not be considered when assessing the economic viability of a mining project and may not be converted to a mineral reserve. (11) Mineral resources are based on $1700/oz gold, $21/oz silver, $1.15/lb lead, $1.35/lb zinc and $3.00/lb copper, unless otherwise stated. (12) The resource NSR cut-off grades for Greens Creek are $215/ton for all zones at Greens Creek except the Gallagher Zone at $220/ton; metallurgical recoveries (actual 2021): 81.26% silver, 72.34% gold, 82.29% lead, 89.58% zinc. (13) The resource NSR cut-off grades for Lucky Friday are $170.18 for the 30 Vein, $184.97 for the Intermediate Veins and $207.15 for the Lucky Friday Vein; metallurgical recoveries (actual 2021): 95.18% silver, 94.62% lead, 89.97% zinc. (14) The average resource cut-off grades at Casa Berardi are 0.089 oz/ton gold (3.06 g/tonne) for underground and 0.036 oz/ton (1.22 g/tonne) for open pit; metallurgical recovery (actual 2021): 84.82% gold; US$/CAN$ exchange rate: 1:1.275. (15) Indicated resources for most zones at San Sebastian based on $1500/oz gold, $21/oz silver, $1.15/lb lead, $1.35/lb zinc and $3.00/lb copper using a cut-off grade of $90.72/ton ($100/tonne); $1700/oz gold used for Toro, Bronco, and Tigre zones. Metallurgical recoveries based on grade dependent recovery curves: recoveries at the mean resource grade average 89% silver and 84% gold for oxide material and 85% silver, 83% gold, 81% lead, 86% zinc, and 83% for copper for sulfide material. Resources reported at a minimum mining width of 8.2 feet (2.5m) for Middle Vein, North Vein, and East Francine, 6.5ft (1.98m) for El Toro, El Bronco, and El Tigre, and 4.9 feet (1.5 m) for Hugh Zone and Andrea. (16) Mineral resources for Fire Creek, Hollister and Midas are reported using $1500/oz gold and $21/oz silver prices, unless otherwise noted. A minimum mining width is defined as four feet or the vein true thickness plus two feet, whichever is greater. (17) Fire Creek mineral resources are reported at a gold equivalent cut-off grade of 0.283 oz/ton. Metallurgical recoveries: 90% gold, 70% silver. (18) Hollister mineral resources, including the Hatter Graben are reported at a gold equivalent cut-off grade of 0.238 oz/ton. Metallurgical recoveries: 88% gold, 66% silver (19) Midas mineral resources are reported at a gold equivalent cut-off grade of 0.237 oz/ton. Metallurgical recoveries: 90% gold, 70% silver. A gold-equivalent cut-off grade of 0.1 oz/ton and a gold price of $1700/oz used for Sinter Zone with resources undiluted. (20) Measured, indicated and inferred resources at Heva and Hosco are based on $1,500/oz gold. Resources are without dilution or material loss at a gold cut-off grade of 0.01 oz/ton (0.33 g/tonne) for open pit and 0.088 oz/ton (3.0 g/tonne) for underground. Metallurgical recovery: Heva: 95% gold, Hosco: 87.7% gold. (21) Indicated and Inferred resources at the Star property are reported using $21 silver, $0.95 lead, $1.10 zinc, a minimum mining width of 4.3 feet and a cut-off grade of $100/ton; Metallurgical recovery: 93.38% silver, 93.33% lead, 86.96% zinc. (22) Inferred open-pit resources for Fire Creek calculated November 30, 2017, using gold and silver recoveries of 65% and 30% for oxide material and 60% and 25% for mixed oxide-sulfide material. Indicated Resources reclassified as Inferred in 2019. Open pit resources are calculated at $1400 gold and $19.83 silver and cut-off grade of 0.01 Au Equivalent oz/ton and is inclusive of 10% mining dilution and 5% ore loss. Open pit mineral resources exclusive of underground mineral resources. (23) Inferred resources reported at a minimum mining width of 6.0 feet for Bulldog and a cut-off grade of 6.0 equivalent oz/ton silver and 5.0 feet for Equity and North Amethyst vein at a cut-off grade of $50/ton and $100/ton; based on $1400 Au, $26.5 Ag, $0.85 Pb, and $0.85 Zn. Metallurgical recoveries based on grade dependent recovery curves: recoveries at the mean resource grade average 88% silver and 74% lead for the Bulldog and a constant 85% gold and 85% silver for North Amethyst and Equity. (24) Inferred resource at Monte Cristo reported at a minimum mining width of 5.0 feet; resources based on $1400 Au, $26.5 Ag using a 0.06 oz/ton gold cut-off grade. Metallurgical recovery: 90% gold, 90% silver. (25) Inferred resource at Rock Creek reported at a minimum thickness of 15 feet and a cut-off grade of $24.50/ton NSR; Metallurgical recoveries: 88% silver, 92% copper. Resources adjusted based on mining restrictions as defined by U.S. Forest Service, Kootenai National Forest in the June 2003 'Record of Decision, Rock Creek Project'. (26) Inferred resource at Montanore reported at a minimum thickness of 15 feet and a cut-off grade of $24.50/ton NSR; Metallurgical recoveries: 88% silver, 92% copper. Resources adjusted based on mining restrictions as defined by U.S. Forest Service, Kootenai National Forest, Montana DEQ in December 2015 'Joint Final EIS, Montanore Project' and the February 2016 U.S Forest Service - Kootenai National Forest 'Record of Decision, Montanore Project'. Totals may not represent the sum of parts due to rounding

2010 – 2020 RESERVE TABLE RESPONSIBLE. SAFE. INNOVATIVE. l